Trade Receivables, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Jun. 30, 2022	Jun. 30, 2021
Trade Receivables, Net
Trade Receivables	$ 82,187	$ 101,064	$ 115,618
Allowance for Credit Losses	(286)	(557)	(1,145)
Sales Returns Reserve, Net	(1,694)	(1,898)	(2,975)
Customer Rebate and Discount Reserve	(763)	90	(166)
Total Allowances	(2,743)	(2,365)	(4,286)
Trade Receivables, Net	$ 79,444	$ 98,699	$ 111,332